UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

__________________________________________

SCHEDULE 14C

__________________________________________

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

INSPIRE VETERINARY PARTNERS, INC.
(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

☒	No Fee Required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

INSPIRE VETERINARY PARTNERS, INC.

780 Lynnhaven Parkway
Suite 400
Virginia Beach, Virginia 23452
(757) 734-5464

NOTICE OF ACTION TAKEN BY
WRITTEN CONSENT OF STOCKHOLDERS

To the Stockholders of Inspire Veterinary Partners, Inc.,

This Notice and accompanying Information Statement is being furnished to the stockholders of shares of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), of Inspire Veterinary Partners, Inc. (the “Company” or “Inspire”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with an action taken by the holders of a majority of the issued and outstanding voting securities of the Company (the “Majority Stockholders”). The purpose of this Information Statement is to inform the Company’s stockholders of certain actions taken by the written consent of the Majority Stockholders, dated as of November 15, 2024, in lieu of a meeting, and which will be effective at least twenty (20) calendar days from the first date of mailing this Information Statement. The written consent of Stockholders in lieu of a meeting authorizes the following corporate actions (together, the “Corporate Actions”):

(1)    To approve an amendment to our Articles of Incorporation to increase the total number of authorized shares of Class A Common Stock to one hundred million (100,000,000) shares (the “Amendment”); and

(2)    To the extent necessary, as required by and in accordance with Nasdaq Listing Rule 5635(d) that the majority of the shareholders of the Corporation hereby ratify the shares of Class A Common Stock that have been issued, and will in the future be issued, in connection with the Corporation’s public offerings which closed on October 23, 2024, July 12, 2024, February 8, 2024 and August 31, 2023 respectively, where the maximum number of shares of Class A Common Stock issued may exceed 20% of the Company’s issued and outstanding capital stock (“Ratification of Share Issuances).

The Board believes it would not be in the best interests of the Company and its stockholders to incur the costs of soliciting proxies or consents from additional stockholders in connection with these actions.

This Information Statement is being delivered in lieu of notice of a meeting of stockholders pursuant to Section 78.320(3) of the Nevada Revised Statutes (the “NRS”).

The consent we have received constitutes the only stockholder approval required under the NRS, our Amended and Restated Articles of Incorporation and our Second Amended and Restated Bylaws, to approve the Company’s actions in connection with the Stock Split and the Share Issuance.

WE ARE NOT ASKING YOU FOR YOUR PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY IN CONNECTION WITH THIS ACTION

The effectiveness of the Majority Stockholders’ approval of the Amendment shall automatically take effect on the 20th day after this Information Statement is mailed or furnished to the stockholders of record as of [    ], 2024, which we refer to as the “Record Date”.

By order of the Board of Directors:
Kimball Carr
Chair, President and Chief Executive Officer
[ ], 2024

INFORMATION STATEMENT
OF
INSPIRE VETERINARY PARTNERS, INC.

[    ], 2024

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR YOUR PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY IN CONNECTION WITH THIS ACTION

Inspire Veterinary Partners, Inc., a Nevada corporation, with its principal executive offices located at 780 Lynnhaven Parkway, Suite 400, Virginia Beach, Virginia 23452, is sending you this Information Statement to notify you of an action that the holders of a majority of the issued and outstanding voting securities of the Company (the “Majority Stockholders”) have taken by written consent in lieu of a special meeting of stockholders.

References in this Information Statement to the “Company, “we,” “our,” “us,” and “Inspire” are to Inspire Veterinary Partners, Inc. and, to the extent applicable, its subsidiaries. The entire cost of furnishing this Information Statement will be borne by Inspire. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward the Information Statement to beneficial owners of the Class A Common Stock held of record by them. We are distributing this Information Statement in full satisfaction of any notice requirements it may have under Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable Nevada law.

INTERNET AVAILABILITY OF INFORMATION STATEMENT

We are using the internet as the primary means for furnishing this Information Statement on Schedule 14C to stockholders. Consequently, most stockholders will not receive paper copies of this Information statement. We will instead send these stockholders a Notice of Internet Availability with instructions for accessing this Information Statement on Schedule 14C online, The Notice of Internet Availability also provides information on how stockholders may obtain paper copies of our Information Statement on Schedule 14C if they so choose. We encourage stockholders to take advantage of the online availability of information statement materials, as we believe it helps in conserving natural resources and reduces our printing and mailing costs.

ACTIONS TAKEN

This Information Statement contains a description of the actions approved by the members of the Board of Directors of the Company and stockholders holding [    ]% of the voting power of the outstanding shares of our capital stock (the “Majority Stockholders”).

APPROVAL OF THE REVERSE STOCK SPLIT OF THE CLASS A COMMON STOCK

Under Section 78.320(2) of the Nevada Revised Statutes (the “NRS”), “[u]nless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if […] a written consent thereto is signed by stockholders holding at least a majority of the voting power[.]”

Pursuant to Article II, Section 7 of our Second Amended and Restated Bylaws, “[e]xcept as otherwise provided by law, the Articles of Incorporation or these By-Laws, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding shares representing at least a majority of the votes entitled to vote thereon[.]”

In accordance with the NRS, our Amended and Restated Articles of Incorporation and our Second Amended and Restated Bylaws, the Majority Stockholders approved by written consent dated November 15, 2024, in lieu of a special meeting, an amendment to our Articles of Incorporation to increase the total number of authorized shares of Class A Common Stock to one hundred million (100,000,000) shares (the “Amendment”) with such Amendment to take effect immediately following the market effective date of a reverse stock split of the Corporation’s Class A Common Stock.

SHAREHOLDER RATIFICACTION OF THE SHARE ISSUANCES

On September 24, 2024, the “Company received a staff determination letter from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that, based on its review of the Company’s securities, the Staff determined that the Company failed to comply with Nasdaq’s shareholder approval requirements set forth in Listing Rule 5635(d). The Staff stated that the Company’s “best efforts” public offering, which closed on July 12, 2024, did not qualify as a public offering for the purposes of Nasdaq’s shareholder approval rules.

As such, Listing Rule 5635(d ), which requires prior shareholder approval for transactions other than public offerings involving the issuance of 20% or more of the pre-transaction shares outstanding at less than the Minimum Price was not met.

In accordance with the NRS, our Amended and Restated Articles of Incorporation and our Second Amended and Restated Bylaws, the Majority Stockholders approved by written consent dated November 15, 2024, in lieu of a special meeting, to the extent necessary or required under Nasdaq Listing Rule 5635(d) the majority of the shareholders of the Corporation hereby ratify and approve the issuance of all shares of Class A Common Stock that have been issued, and will in the future be issued, in connection with the Corporation’s public offerings which closed on October 23, 2024, July 12, 2024, February 8, 2024 and August 31, 2023 respectively.

The consent we have received constitutes the only stockholder approval required under the NRS, our Amended and Restated Articles of Incorporation and our Second Amended and Restated Bylaws to approve the Share Issuance.

This Information Statement is being delivered in lieu of notice to stockholders pursuant to Section 78.320(3) of the NRS.

Effective Date of Action by Written Consent

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date that the corporate action being taken pursuant to the written consent can become effective is 20 calendar days after the first mailing or other delivery of this Information Statement to holders of our Class A Common Stock as of the Record Date. On the 20th calendar day after the first mailing or other delivery of this Information Statement, the action taken by written consent of the Majority Stockholders described above will become effective. We recommend that you read this Information Statement in its entirety for a full description of the action approved by the holders of a majority of the voting power of our outstanding capital stock.

Dissenter’s Rights of Appraisal

Stockholders do not have any dissenter’s rights or appraisal rights in connection with the approval of the Amendment.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None.

OUTSTANDING VOTING SECURITIES

The Company’s authorized capital stock consists of one hundred seventy million (170,000,000) shares of stock, consisting of three (3) classes of stock designated, respectively, as “Class A common stock,” “Class B common stock” and “Preferred Stock,” each such share having a par value of $0.0001 per share. The total number of authorized shares are: one hundred million (100,000,000) shares of Class A common stock; twenty million (20,000,000) shares of Class B common stock; and fifty million (50,000,000) shares of Preferred Stock.

As of the date of this Information Statement, there were [    ] stockholders of record for our Class A common stock, [    ] stockholders of record for our Class B common stock and [    ] stockholders of record for our Series A preferred stock.

Class A Common Stock

Holders of our Class A common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. No holder of shares of Class A common stock has the right to cumulate votes.

Holders of our Class A common stock are entitled to receive dividends when and if declared by our board of directors out of funds legally available therefor, subject to any statutory or contractual restrictions on the payment of dividends and to any restrictions on the payment of dividends imposed by the terms of any outstanding shares of Preferred Stock.

Upon the liquidation, dissolution or winding up of the Company, after payment in full of all amounts required to be paid to creditors and to the holders of our Preferred Stock having liquidation preferences, if any, the holders of our Class A common stock are entitled to share, along with the holders of our Class A common stock and holders of Preferred Stock which are not entitled to any liquidation preference, ratably in all assets remaining.

Holders of Class A common stock have no preemptive or redemption rights and no right to convert their common stock into any other securities. All outstanding shares of Class B common stock are fully paid and non-assessable.

Class B Common Stock

Holders of our Class B common stock are entitled to twenty-five (25) votes for each share held of record on all matters submitted to a vote of stockholders. No holder of shares of Class B common stock has the right to cumulate votes.

Subject to the rights of holders of Preferred Stock having preference as to dividends, the holders of our Class A common stock are entitled to receive dividends when, as and if declared by our board of directors out of legally available funds.

Upon our liquidation, dissolution or winding up of the affairs of the Company, subject to any preference right of holder of the Preferred Stock of the Company, the holders of our Class B common stock shall share equally and ratably, along with the holders of our Class A common stock and holders of Preferred Stock which are not entitled to any liquidation preference, in the Company’s assets. The merger, conversion, exchange or consolidation of the Company is not deemed a liquidation, dissolution or winding up of the affairs of the Company.

Our Class B common stock may be convertible at the option of the holders, without the payment of additional consideration, at any time, into shares of Class A common stock at a conversion rate of one share of Class A common stock for each share of Class B common stock. The conversion rate of the Class B common stock will be adjusted proportionately if the Company, at any time or from time to time, (a) pays a dividend or makes a distribution for no consideration to holders of our Class A common stock, (b) subdivides (by stock split, recapitalization or otherwise) our outstanding Class A common stock into a greater number of shares, or (c) combines its outstanding Class A common stock into a smaller number of shares.

The holders of Class B common stock do not have any redemption or preemptive rights.

Preferred Stock

Pursuant to our articles of incorporation, our board of directors has the authority, without further action by the stockholders, to issue up to fifty million (50,000,000) shares of preferred stock, in one or more series. Our board of directors has the authority, without further action by the shareholders, to issue shares of preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions granted to or imposed upon the preferred stock. Preferred stock may be designated and issued without authorization of shareholders unless such authorization is required by applicable law, the rules of the principal market or other securities exchange on which our stock is then listed or admitted to trading.

Our board of directors may authorize the issuance of preferred stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of our Class A common stock or Class B common stock. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes could, under some circumstances, have the effect of delaying, deferring or preventing a change in control of the Company.

The description of preferred stock in this Information Statement is not complete. You should refer to any applicable certificate of designation for complete information.

All shares of preferred stock offered hereby will, when issued, be fully paid and nonassessable, including shares of preferred stock issued upon the exercise of preferred stock warrants or subscription rights, if any.

Series A preferred stock

Our board of directors amended our articles of incorporation on June 30, 2023 to authorize the issuance of Series A preferred stock (the “Series A preferred stock”) by the filing of a certificate of designation (as amended as of the date of this Information Statement, the “Series A Certificate of Designation”), with each such share having a stated value of $10.00 per share. The board further amended the articles of incorporation on November 7, 2023 to increase the number of shares of Series A preferred stock authorized under the Company’s articles of incorporation to two million (2,000,000) preferred shares of Series A preferred stock and to modify the minimal conversion price of the Series A preferred stock as described below.

Holders of shares of the Series A preferred stock are entitled to a liquidation preference in the event of any dissolution, liquidation or winding up of the Company equal to the stated value plus any accrued and unpaid dividends on such stock. Holders of shares of Series A preferred stock are also entitled to convert such shares at any time and from time, at the option of such holder, into a number of shares of Class A common stock equal to the stated value divided by a conversion price. The conversion price is equal to 60% of the dollar volume-weighted average price for shares for the Company’s Class A common stock for the three trading days immediately preceding the date of the conversion. However, the conversion price can never be less than $1.00 per-share.

The Series A Certificate of Designation also contains certain beneficial ownership limitations on the holders of the Series A preferred stock, as more fully described in the Series A Certificate of Designation. The holders of the Series A preferred stock have the right to vote on all matters submitted to a vote of shareholders on an as-if-converted basis together with the holders of shares of the Company’s Class A and Class B common stock, voting together as a single class.

Modification of Shareholder Rights

Pursuant to Nevada Revised Statutes Article 79.390, any amendment to the articles of incorporation (other than a change in number of authorized shares of class or series) to affect or modify shareholders’ rights requires (i) a resolution adopted by the board of directors setting forth the proposed amendment and submission of the proposed amendment to the stockholders for approval; (ii) affirmative vote of stockholders holding shares in the corporation representing at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, approving the amendment; and (iii) a certificate signed by an authorized officer setting forth the amendment, the vote by which the amendment was adopted, and filing of the certificate with the Secretary of State of Nevada.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of the date of this Information Statement, the number of shares of common stock beneficially owned by:

(i)     each of our named executive officers;

(ii)    each of our directors;

(iii)   all executive officers and directors as a group; and

(iv)   each person, entity or group (as that term is used in Section 13(d)(3) of the Exchange Act) known to the Company to be the beneficial owner of more than 5% of the outstanding common stock.

Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest.

The calculations of the applicable percentage of voting power include the beneficial ownership and also includes:

•        the voting power of [    ] shares of Class A common stock that are potentially issuable upon conversion of shares of Series A preferred stock outstanding as of the date of this Information Statement; and

•        the voting power of [    ] shares of Class B common stock outstanding as of the date of this Information Statement (each share of Class B common stock entitles the holder of record to twenty-five (25) votes on all matters submitted to a vote of stockholders).

Except as otherwise indicated, all shares are owned directly. Each indicated holder has sole voting power and sole investment power over the shares indicated in the table below:

Name and Address of Beneficial Owner(1)	Title	Class of Voting Stock Beneficially Owned	Number of Shares Beneficially Owned		% Voting	Total Combined % Voting
NAMED EXECUTIVE OFFICERS
Kimball Carr		Class A common	777	(2)	*	8.0%
		Class B common	333,250		11.0%
		Preferred	—		*
Richard Frank		Class A common	—		*	*
		Class B common	—		*
		Preferred	—		*
Alexandra Quatri		Class A common	—		*	*
		Class B common	—		*
		Preferred	—		*
DIRECTORS
Lawrence Alexander	Director	Class A common	10		*	*
		Class B common	—		*
		Preferred	—		*
Charles Stith Keiser	Director	Class A common	245		*	51.5%
		Class B common	2,150,000	(3)	71.2%
		Preferred	—		*

Name and Address of Beneficial Owner(1)	Title	Class of Voting Stock Beneficially Owned	Number of Shares Beneficially Owned		% Voting	Total Combined % Voting
Dr. Thomas-Mackey	Director	Class A common	56		*	*
		Class B common	—		*
		Preferred	—		*
Philip Baltsos	Director	Class A common	—		*	*
		Class B common	—		*
		Preferred	—		*
Timothy Watters	Director	Class A common	—		*	*
		Class B common	—		*
		Preferred	—		*
5% OWNERS
Target Capital 1 LLC(7)		Class A common	6,614	(5)	*	5.4%
		Class B common	—		*
		Series A preferred	—		*
Wilderness Trace Veterinary Partners, LLC(8)		Class A common	—		*	54.0%
		Class B common	2,150,000		55.2%
		Series A preferred	—		*

____________

*        Represents ownership of less than 1%.

(1)      Unless otherwise indicated, the business address of each of the individuals is 780 Lynnhaven Parkway, Suite 400, Virginia Beach, Virginia 23452

(2)      Includes a warrant for 500 shares of Class A common stock. The warrant was issued effective as of January 1, 2023 and is exercisable at any time and from time to time by the holder for a period of five (5) years from January 1, 2023 at an exercise price per share equal to $400.00, multiplied by 0.60, subject to adjustment for subsequent stock splits, stock combinations, stock dividends, and recapitalizations.

(3)      Beneficially owned by Wilderness Trace Veterinary Partners, LLC, which is controlled by Charles Stith Keiser, the Company’s Vice-Chair and director.

(4)      Beneficially owned by Best Future Investment, LLC, which is owned and controlled by James Coleman, a former director of the Company.

(5)      Constitutes “New Warrants” issued in connection with the Company’s initial public offering. See “Description of Capital Stock — Warrants — New Warrants.” New Warrants are exercisable at the option of the holder at any time or from time to time after the date of issuance through the fifth (5th) anniversary of the date of issuance.

(7)      Target Capital 1 LLC is controlled by its Manager Dmitriy Shapiro and its principal address is: 13600 Carr 968, Apt. 64, Rio Grande 745, Puerto Rico 00745.

(8)      Wilderness Trace Veterinary Partners, LLC is 100% owned and controlled by Charles Stith Keiser, the Company’s Vice-Chair and director.

(10)    Holders of Series A preferred stock have the right to vote as-if-converted, on all matters submitted to a vote of holders of the Company’s common stock, including the election of directors, and all other matters as required by law, subject to the certain limits on beneficial ownership contained in the Certificate of Designations relating to the Series A preferred stock.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements. Forward-looking statements are based upon our current assumptions, expectations and beliefs concerning future developments and their potential effect on our business. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “approximately,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although the absence of these words does not necessarily mean that a statement is not forward-looking. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by any forward-looking statements.

We cannot predict all of the risks and uncertainties. Accordingly, such information should not be regarded as representations that the results or conditions described in such statements or that our objectives and plans will be achieved and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. These forward-looking statements are found at various places throughout this Information Statement and include information concerning possible or assumed future results of our operations, including statements about securities offering; potential acquisition or merger targets; business strategies; future cash flows; financing plans; plans and objectives of management; any other statements regarding future acquisitions, future cash needs, future operations, business plans and future financial results, and any other statements that are not historical facts.

All forward-looking statements speak only as of the date of this Information Statement. We undertake no obligation to update any forward-looking statements or other information contained herein. Shareholders and potential investors should not place undue reliance on these forward-looking statements. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements in this report are reasonable, we cannot assure stockholders and potential investors that these plans, intentions or expectations will be achieved.

These forward-looking statements represent our intentions, plans, expectations, assumptions ‘and beliefs about future events and are subject to risks, uncertainties and other factors. Many of those factors are outside of our control and could cause actual results to differ materially from the results expressed or implied by those forward-looking statements. Considering these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than we have described. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Information Statement. All subsequent written and oral forward-looking statements concerning other matters addressed in this Information Statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein.

Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, a change in events, conditions, circumstances or assumptions underlying such statements, or otherwise.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly and without charge, upon written or oral request, a separate copy of the information statement to a security holder at a shared address to which a single copy of the documents was delivered. Security holders sharing an address and receiving a single copy may send a request to receive separate information statements and similar future documents to the Company at the following address: Inspire Veterinary Partners, Inc., 780 Lynnhaven Parkway, Suite 400, Virginia Beach, Virginia 23452 or by calling (757) 734-5464.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

We file reports with the SEC. These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to the Exchange Act. You may read and copy materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

THIS INFORMATION STATEMENT IS DATED [    ], 2024. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

You should rely only on the information provided in this Information Statement. We have not authorized any person to provide information other than that provided herein.

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Class A Common Stock.

By order of the Board of Directors

[ ], 2024

Important Notice Regarding the Availability of Information Statement Materials

INSPIRE VETERINARY PARTNERS, INC. 780 Lynnhaven Parkway Suite 400 Virginia Beach Virginia 23452

You are receiving this communication because you hold securities in Inspire Veterinary Partners, Inc. (“Inspire” or the “Company”). Inspire has released an information statement on Schedule 14C (the “Information Statement”) regarding an amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of Class A Common Stock to one hundred million (100,000,000) shares (the “Amendment”), and to the extent necessary, as required by and in accordance with Nasdaq Listing Rule 5635(d) that the ratify the shares of Class A Common Stock that have been issued, and will in the future be issued, in connection with the Corporation’s public offerings which closed on October 23, 2024, July 12, 2024, February 8, 2024 and August 31, 2023 respectively, where the maximum number of shares of Class A Common Stock issued may exceed 20% of the Company’s issued and outstanding capital stock.

In accordance with the Company’s Amended and Restated Articles of Incorporation and Second Amended and Restated By-Laws, holders of a majority of the issued and outstanding voting securities of the Company have approved the Amendment by written consent dated November 15, 2024.

The Information Statement is available for your review.
The Information Statement is being made available for your review in lieu of notice of a meeting of stockholders pursuant to Section 78.320(3) of the Nevada Revised Statutes (the “NRS”).

This notice provides instructions on how to access the INSPIRE VETERINARY PARTNERS, INC. materials for informational purposes only. It is not a form for voting and presents only an overview of the Information Statement regarding the Amendment, which contains important information and is available, free of charge, on the Internet or by mail. We encourage you to access and review closely the Inspire Veterinary Partners, Inc. Information Statement.

WE ARE NOT ASKING YOU FOR YOUR PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY IN CONNECTION WITH THIS ACTION

You may view the Information Statement online at www.inspirevet.com/investors/sec-filings/ or request a paper or e-mail copy (see reverse side). Please make your request for a paper copy on or before [    ], 2024 to facilitate timely delivery.

See the reverse side for instructions on how to access materials.

— How to Access the Materials —

Materials Available to VIEW or RECEIVE:
Information Statement
How to View Online:

Visit: www.inspirevet.com/investors/sec-filings/ and click on the link that reads, “DEF 14C” under the heading, “Form Type” or on the website hosted by the U.S. Securities and Exchange Commission at: www.sec.gov.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY TELEPHONE: (757) 734-5464
2) BY E-MAIL: Mwood@inspirevet.com
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

THIS NOTICE WILL ENABLE YOU TO ACCESS
MATERIALS FOR INFORMATIONAL PURPOSES ONLY